BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 14th day of July 2017, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $32,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $31,000,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

      The Parties, therefore, agree that:

      1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

      2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

      3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

      4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

      5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

      6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund
First Trust Senior Floating Rate 2022 Target Term Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded Fund VIII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund
First Trust Variable Insurance Trust


By /s/ Kristi A. Maher
   ------------------------------------
   Kristi A. Maher, Assistant Secretary



First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ------------------------------------
   Kristi A. Maher, Assistant Secretary

                                   APPENDIX A

CLOSED-END FUNDS
      First Trust Energy Income and Growth Fund
      First Trust Enhanced Equity Income Fund
      First Trust Senior Floating Rate Income Fund II
      Macquarie/ First Trust Global Infrastructure/Utilities
         Dividend & Income Fund
      First Trust/Aberdeen Global Opportunity Income Fund
      First Trust Mortgage Income Fund
      First Trust Strategic High Income Fund II
      First Trust/Aberdeen Emerging Opportunity Fund
      First Trust Specialty Finance and Financial Opportunities Fund First Trust High Income Long/Short Fund
      First Trust Energy Infrastructure Fund
      First Trust MLP and Energy Income Fund
      First Trust Intermediate Duration Preferred & Income Fund
      First Trust New Opportunities MLP & Energy Fund
      First Trust Dynamic Europe Equity Income Fund
      First Trust Senior Floating Rate 2022 Target Term Fund

EXCHANGE-TRADED FUNDS
First Trust Exchange-Traded Fund
      First Trust Dow Jones Select MicroCap Index Fund
      First Trust Morningstar Dividend Leaders Index Fund
      First Trust US Equity Opportunities ETF
      First Trust NASDAQ-100 Equal Weighted Index Fund
      First Trust NASDAQ-100-Technology Sector Index Fund
      First Trust NYSE Arca Biotechnology Index Fund
      First Trust Dow Jones Internet Index Fund
      First Trust Capital Strength ETF
      First Trust Total US Market AlphaDEX(R) ETF
      First Trust Value Line(R) Dividend Index Fund
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
      First Trust S&P REIT Index Fund
      First Trust Water ETF
      First Trust Natural Gas ETF
      First Trust Chindia ETF
      First Trust Value Line(R) 100 Exchange-Traded Fund
      First Trust NASDAQ(R) ABA Community Bank Index Fund
      First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Index Fund

First Trust Exchange-Traded Fund II
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
      First Trust Dow Jones Global Select Dividend Index Fund
      First Trust Global Wind Energy ETF
      First Trust Global Engineering and Construction ETF
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust Indxx Global Natural Resources Income ETF
      First Trust Indxx Global Agriculture ETF
      First Trust BICK Index Fund
      First Trust Cloud Computing ETF
      First Trust Nasdaq Smartphone Index Fund
      First Trust NASDAQ Global Auto Index Fund
      First Trust International IPO ETF
      First Trust Nasdaq Cybersecurity ETF
      First Trust ZyFin India Quality and Governance ETF

First Trust Exchange-Traded AlphaDEX(R) Fund
      First Trust Consumer Discretionary AlphaDEX(R) Fund
      First Trust Consumer Staples AlphaDEX(R) Fund
      First Trust Energy AlphaDEX(R) Fund
      First Trust Financials AlphaDEX(R) Fund
      First Trust Health Care AlphaDEX(R) Fund
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund
      First Trust Materials AlphaDEX(R) Fund
      First Trust Technology AlphaDEX(R) Fund
      First Trust Utilities AlphaDEX(R) Fund
      First Trust Large Cap Core AlphaDEX(R) Fund
      First Trust Mid Cap Core AlphaDEX(R) Fund
      First Trust Mid Cap Growth AlphaDEX(R) Fund
      First Trust Mid Cap Value AlphaDEX(R) Fund
      First Trust Small Cap Core AlphaDEX(R) Fund
      First Trust Small Cap Value AlphaDEX(R) Fund
      First Trust Small Cap Growth AlphaDEX(R) Fund
      First Trust Large Cap Value AlphaDEX(R) Fund
      First Trust Large Cap Growth AlphaDEX(R) Fund
      First Trust Multi Cap Value AlphaDEX(R) Fund
      First Trust Multi Cap Growth AlphaDEX(R) Fund
      First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX(R) Fund II
      First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund
      First Trust Europe AlphaDEX(R) Fund
      First Trust Latin America AlphaDEX(R) Fund
      First Trust Brazil AlphaDEX(R) Fund
      First Trust China AlphaDEX(R) Fund
      First Trust Japan AlphaDEX(R) Fund
      First Trust South Korea AlphaDEX(R) Fund
      First Trust Developed Markets ex-US AlphaDEX(R) Fund
      First Trust Emerging Markets AlphaDEX(R) Fund
      First Trust Germany AlphaDEX(R) Fund
      First Trust Canada AlphaDEX(R) Fund
      First Trust Australia AlphaDEX(R) Fund
      First Trust United Kingdom AlphaDEX(R) Fund
      First Trust Taiwan AlphaDEX(R) Fund
      First Trust Hong Kong AlphaDEX(R) Fund
      First Trust Switzerland AlphaDEX(R) Fund
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund First Trust Eurozone AlphaDEX(R) ETF

First Trust Exchange-Traded Fund III
      First Trust Preferred Securities and Income ETF
      First Trust Managed Municipal ETF
      First Trust Long/Short Equity ETF
      First Trust Emerging Markets Local Currency Bond ETF
      First Trust Horizon Managed Volatility Domestic ETF
      First Trust Horizon Managed Volatility Developed International ETF First Trust RiverFront Dynamic Asia Pacific ETF
      First Trust RiverFront Dynamic Developed International ETF
      First Trust RiverFront Dynamic Europe ETF
      First Trust RiverFront Dynamic Emerging Markets ETF
      First Trust California Municipal High Income ETF

First Trust Exchange-Traded Fund IV
      First Trust North American Energy Infrastructure Fund
      First Trust Tactical High Yield ETF
      First Trust Senior Loan Fund
      First Trust Enhanced Short Maturity ETF
      First Trust Strategic Income ETF
      First Trust Low Duration Opportunities ETF
      First Trust SSI Strategic Convertible Securities ETF
      First Trust Heitman Global Prime Real Estate ETF

First Trust Exchange-Traded Fund V
      First Trust Morningstar Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
      Multi-Asset Diversified Income Index Fund
      First Trust NASDAQ Technology Dividend Index Fund International Multi-Asset Diversified Income Index Fund First Trust High Income ETF
      First Trust Low Beta Income ETF
      First Trust Rising Dividend Achievers ETF
      First Trust Dorsey Wright Focus 5 ETF
      First Trust RBA American Industrial Renaissance(R) ETF First Trust RBA Quality Income ETF
      First Trust Dorsey Wright International Focus 5 ETF First Trust Dorsey Wright Dynamic Focus 5 ETF
      First Trust Nasdaq Bank ETF
      First Trust Nasdaq Food & Beverage ETF
      First Trust Nasdaq Oil & Gas ETF
      First Trust Nasdaq Pharmaceuticals ETF
      First Trust Nasdaq Retail ETF
      First Trust Nasdaq Semiconductor ETF
      First Trust Nasdaq Transportation ETF
      Developed International Equity Select ETF
      Emerging Markets Equity Select ETF
      Large Cap US Equity Select ETF
      Mid Cap US Equity Select ETF
      Small Cap US Equity Select ETF
      US Equity Dividend Select ETF

First Trust Exchange-Traded Fund VII
      First Trust Global Tactical Commodity Strategy Fund
      First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII
      First Trust CEF Income Opportunity ETF
      First Trust Municipal CEF Income Opportunity ETF
      First Trust Long/Short Currency Strategy ETF
      First Trust TCW Opportunistic Fixed Income ETF
      EquityCompass Risk Manager ETF
      EquityCompass Tactical Risk Manager ETF

OPEN END FUNDS
First Trust Series Fund
      First Trust Preferred Securities and Income Fund
      First Trust/Confluence Small Cap Value Fund
      First Trust Short Duration High Income Fund
      First Trust AQA(R) Equity Fund

First Trust Variable Insurance Trust
      First Trust/Dow Jones Dividend & Income Allocation Portfolio First Trust Multi Income Allocation Portfolio
      First Trust Dorsey Wright Tactical Core Portfolio

                                   APPENDIX B

FIRST TRUST CLOSED-END FUNDS
    First Trust Senior Floating Rate Income Fund II                                         $900,000
    First Trust Energy Income and Growth Fund                                             $1,000,000
    First Trust Enhanced Equity Income Fund                                                 $750,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund            $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                     $600,000
    First Trust Mortgage Income Fund                                                        $400,000
    First Trust Strategic High Income Fund II                                               $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                          $450,000
    First Trust Specialty Finance and Financial Opportunities Fund                          $525,000
    First Trust High Income Long/Short Fund                                                 $900,000
    First Trust Energy Infrastructure Fund                                                  $750,000
    First Trust MLP and Energy Income Fund                                                $1,000,000
    First Trust Intermediate Duration Preferred & Income Fund                             $1,500,000
    First Trust New Opportunities MLP & Energy Fund                                         $750,000
    First Trust Dynamic Europe Equity Income Fund                                           $750,000
    First Trust Senior Floating Rate 2022 Target Term Fund                                  $900,000
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                            $12,375,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                          N/A
    First Trust Morningstar Dividend Leaders Index Fund                                       N/A
    First Trust US Equity Opportunities ETF                                                   N/A
    First Trust NASDAQ-100 Equal Weighted Index Fund                                          N/A
    First Trust NASDAQ-100-Technology Sector Index Fund                                       N/A
    First Trust NYSE Arca Biotechnology Index Fund                                            N/A
    First Trust Dow Jones Internet Index Fund                                                 N/A
    First Trust Capital Strength ETF                                                          N/A
    First Trust Total US Market AlphaDEX(R) ETF                                               N/A
    First Trust Value Line(R) Dividend Index Fund                                             N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                    N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                               N/A
    First Trust S&P REIT Index Fund                                                           N/A
    First Trust Water ETF                                                                     N/A
    First Trust Natural Gas ETF                                                               N/A
    First Trust Chindia ETF                                                                   N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                        N/A
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                       N/A
    First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                                     N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                       N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                             N/A
    First Trust Energy AlphaDEX(R) Fund                                                       N/A
    First Trust Financials AlphaDEX(R) Fund                                                   N/A
    First Trust Health Care AlphaDEX(R) Fund                                                  N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                N/A
    First Trust Materials AlphaDEX(R) Fund                                                    N/A
    First Trust Technology AlphaDEX(R) Fund                                                   N/A
    First Trust Utilities AlphaDEX(R) Fund                                                    N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                               N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                 N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                               N/A
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                               N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                              N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                             N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                              N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                             N/A
    First Trust Multi Cap Value AlphaDEX(R) Fund                                              N/A
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                             N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                     N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                  N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                   N/A
    First Trust Global Wind Energy ETF                                                        N/A
    First Trust Global Engineering and Construction ETF                                       N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  N/A
    First Trust Indxx Global Natural Resources Income ETF                                     N/A
    First Trust Indxx Global Agriculture ETF                                                  N/A
    First Trust BICK Index Fund                                                               N/A
    First Trust Cloud Computing ETF                                                           N/A
    First Trust Nasdaq Smartphone Index Fund                                                  N/A
    First Trust NASDAQ Global Auto Index Fund                                                 N/A
    First Trust International IPO ETF                                                         N/A
    First Trust Nasdaq Cybersecurity ETF                                                      N/A
    First Trust ZyFin India Quality and Governance ETF                                        N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $1,700,000

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                           N/A
    First Trust Managed Municipal ETF                                                         N/A
    First Trust Long/Short Equity ETF                                                         N/A
    First Trust Emerging Markets Local Currency Bond ETF                                      N/A
    First Trust Horizon Managed Volatility Domestic ETF                                       N/A
    First Trust Horizon Managed Volatility Developed International ETF                        N/A
    First Trust RiverFront Dynamic Asia Pacific ETF                                           N/A
    First Trust RiverFront Dynamic Developed International ETF                                N/A
    First Trust RiverFront Dynamic Europe ETF                                                 N/A
    First Trust RiverFront Dynamic Emerging Markets ETF                                       N/A
    First Trust California Municipal High Income ETF                                          N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $2,100,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                      N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                             N/A
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                        N/A
    First Trust Europe AlphaDEX(R) Fund                                                       N/A
    First Trust Latin America AlphaDEX(R) Fund                                                N/A
    First Trust Brazil AlphaDEX(R) Fund                                                       N/A
    First Trust China AlphaDEX(R) Fund                                                        N/A
    First Trust Japan AlphaDEX(R) Fund                                                        N/A
    First Trust South Korea AlphaDEX(R) Fund                                                  N/A
    First Trust Germany AlphaDEX(R) Fund                                                      N/A
    First Trust Canada AlphaDEX(R) Fund                                                       N/A
    First Trust Australia AlphaDEX(R) Fund                                                    N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                               N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                       N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                    N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                  N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                   N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                            N/A
    First Trust Eurozone AlphaDEX(R) ETF                                                      N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $1,700,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                     N/A
    First Trust Tactical High Yield ETF                                                       N/A
    First Trust Senior Loan Fund                                                              N/A
    First Trust Enhanced Short Maturity ETF                                                   N/A
    First Trust Strategic Income ETF                                                          N/A
    First Trust Low Duration Opportunities ETF                                                N/A
    First Trust SSI Strategic Convertible Securities ETF                                      N/A
    First Trust Heitman Global Prime Real Estate ETF                                          N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                     N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                               $200,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                 N/A
    First Trust NASDAQ Technology Dividend Index Fund                                         N/A
    International Multi-Asset Diversified Income Index Fund                                   N/A
    First Trust High Income ETF                                                               N/A
    First Trust Low Beta Income ETF                                                           N/A
    First Trust Rising Dividend Achievers ETF                                                 N/A
    First Trust Dorsey Wright Focus 5 ETF                                                     N/A
    First Trust RBA American Industrial Renaissance(R) ETF                                    N/A
    First Trust RBA Quality Income ETF                                                        N/A
    First Trust Dorsey Wright International Focus 5 ETF                                       N/A
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                             N/A
    First Trust Nasdaq Bank ETF                                                               N/A
    First Trust Nasdaq Food & Beverage ETF                                                    N/A
    First Trust Nasdaq Oil & Gas ETF                                                          N/A
    First Trust Nasdaq Pharmaceuticals ETF                                                    N/A
    First Trust Nasdaq Retail ETF                                                             N/A
    First Trust Nasdaq Semiconductor ETF                                                      N/A
    First Trust Nasdaq Transportation ETF                                                     N/A
    Developed International Equity Select ETF                                                 N/A
    Emerging Markets Equity Select ETF                                                        N/A
    Large Cap US Equity Select ETF                                                            N/A
    Mid Cap US Equity Select ETF                                                              N/A
    Small Cap US Equity Select ETF                                                            N/A
    US Equity Dividend Select ETF                                                             N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                             $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                       N/A
    First Trust Alternative Absolute Return Strategy ETF                                      N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                               $600,000

FIRST TRUST EXCHANGE-TRADED FUND VIII
    First Trust CEF Income Opportunity ETF                                                    N/A
    First Trust Municipal CEF Income Opportunity ETF                                          N/A
    First Trust Long/Short Currency Strategy ETF                                              N/A
    First Trust TCW Opportunistic Fixed Income ETF                                            N/A
    EquityCompass Risk Manager ETF                                                            N/A
    EquityCompass Tactical Risk Manager ETF                                                   N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                               $525,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                          N/A
    First Trust/Confluence Small Cap Value Fund                                               N/A
    First Trust Short Duration High Income Fund                                               N/A
    First Trust AQA(R) Equity Fund                                                            N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                               $900,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                              N/A
    First Trust Multi Income Allocation Portfolio                                             N/A
    First Trust Dorsey Wright Tactical Core Portfolio                                         N/A
------------------------------------------------------------------------------------ -------------------
    Sub-Total                                                                               $900,000

    GRAND TOTAL                                                                          $31,000,000

                                   APPENDIX C

                                                                                             PREMIUM
FIRST TRUST CLOSED-END FUNDS
    First Trust Energy Infrastructure Fund                                                      $775
    First Trust High Income Long/Short Fund                                                   $1,012
    Macquarie/First Trust Global Opportunity Dividend & Income Fund                             $272
    First Trust Senior Floating Rate Income Fund II                                             $891
    First Trust Energy Income and Growth Fund                                                 $1,105
    First Trust Enhanced Equity Income Fund                                                     $487
    First Trust/Aberdeen Global Opportunity Income Fund                                         $502
    First Trust Mortgage Income Fund                                                            $106
    First Trust Strategic High Income Fund II                                                   $257
    First Trust/Aberdeen Emerging Opportunity Fund                                              $157
    First Trust/ Specialty Finance and Financial Opportunities Fund                             $200
    First Trust Dividend and Income Fund                                                        $143
    First Trust MLP and Energy Income Fund                                                    $1,532
    First Trust Intermediate Duration Preferred & Income Fund                                 $3,389
    First Trust New Opportunities MLP & Energy Fund                                             $689
    First Trust Dynamic Europe Equity Income Fund                                               $650
    First Trust Senior Floating Rate 2022 Target Term Fund                                       $20
------------------------------------------------------------------------------------ -------------------
         Total                                                                               $12,187

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                             $81
    First Trust Morningstar Dividend Leaders Index Fund                                       $2,826
    First Trust US Equity Opportunities ETF                                                     $944
    First Trust NASDAQ-100 Equal Weighted Index Fund                                            $612
    First Trust NASDAQ-100 Technology Sector Index Fund                                         $631
    First Trust Dow Jones Internet Index Fund                                                 $6,002
    First Trust NYSE Arca Biotechnology Index Fund                                            $1,426
    First Trust Capital Strength ETF                                                            $430
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                      $189
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                  $85
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                         $295
    First Trust Water ETF                                                                       $251
    First Trust Natural Gas ETF                                                                 $412
    First Trust Chindia ETF                                                                     $266
    First Trust S&P REIT Index Fund                                                             $609
    First Trust Total US Market AlphaDEX(R) ETF                                                  $14
    First Trust Value Line(R) Dividend Index Fund                                             $4,108
    First Trust Value Line(R) 100 Exchange-Traded Fund                                           $86
    First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                                         $6
------------------------------------------------------------------------------------ -------------------
         Total                                                                               $19,273

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust STOXX(R) European Select Dividend Index Fund                                    $272
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund                             $117
    First Trust Dow Jones Global Select Dividend                                                $553
    First Trust Global Wind Energy ETF                                                          $141
    First Trust Global Engineering and Construction ETF                                          $24
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     $23
    First Trust Indxx Global Natural Resources Income ETF                                        $17
    First Trust Indxx Global Agriculture ETF                                                      $6
    First Trust BICK Index Fund                                                                  $13
    First Trust Nasdaq Smartphone Index Fund                                                     $17
    First Trust NASDAQ Global Auto Index Fund                                                    $35
    First Trust Cloud Computing ETF                                                             $957
    First Trust International IPO ETF                                                             $4
    First Trust Nasdaq Cybersecurity ETF                                                        $169
    First Trust ZyFin India Quality and Governance ETF                                            $0
------------------------------------------------------------------------------------ -------------------
         Total                                                                                $2,348

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Large Cap Core AlphaDEX(R) Fund                                               $2,295
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                 $1,048
    First Trust Small Cap Core AlphaDEX(R) Fund                                                 $727
    First Trust Large Cap Value AlphaDEX(R) Fund                                              $1,316
    First Trust Large Cap Growth AlphaDEX(R) Fund                                               $991
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                $169
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                               $142
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                       $2,787
    First Trust Consumer Staples AlphaDEX(R) Fund                                             $3,686
    First Trust Energy AlphaDEX(R) Fund                                                       $2,402
    First Trust Financials AlphaDEX(R) Fund                                                   $1,274
    First Trust Health Care AlphaDEX(R) Fund                                                  $1,818
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                  $337
    First Trust Materials AlphaDEX(R) Fund                                                      $534
    First Trust Technology AlphaDEX(R) Fund                                                     $846
    First Trust Utilities AlphaDEX(R) Fund                                                    $2,764
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                 $156
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                   $80
    First Trust Small Cap Growth AlphaDEX(R) Fund                                               $103
    First Trust Small Cap Value AlphaDEX(R) Fund                                                 $95
    First Trust Mega Cap AlphaDEX(R) Fund                                                        $25
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         Total                                                                               $23,595

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                        $366
    First Trust Emerging Markets AlphaDEX(R) Fund                                               $221
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                           $57
    First Trust Europe AlphaDEX(R) Fund                                                         $452
    First Trust Latin America AlphaDEX(R) Fund                                                  $188
    First Trust Brazil AlphaDEX(R) Fund                                                         $198
    First Trust China AlphaDEX(R) Fund                                                            $6
    First Trust Japan AlphaDEX(R) Fund                                                           $88
    First Trust South Korea AlphaDEX(R) Fund                                                     $30
    First Trust Germany AlphaDEX(R) Fund                                                        $194
    First Trust Canada AlphaDEX(R) Fund                                                          $12
    First Trust Australia AlphaDEX(R) Fund                                                        $2
    First Trust United Kingdom AlphaDEX(R) Fund                                                  $63
    First Trust Taiwan AlphaDEX(R) Fund                                                           $5
    First Trust Hong Kong AlphaDEX(R) Fund                                                       $14
    First Trust Switzerland AlphaDEX(R) Fund                                                    $197
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                               $11
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                     $166
    First Trust Eurozone AlphaDEX(R) ETF                                                         $13
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         Total                                                                                $2,283

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                           $2,037
    First Trust Managed Municipal ETF                                                           $133
    First Trust Long/Short Equity ETF                                                           $185
    First Trust Emerging Markets Local Currency Bond ETF                                         $21
    First Trust Horizon Managed Volatility Domestic ETF                                          $16
    First Trust Horizon Managed Volatility Developed International ETF                           $10
    First Trust RiverFront Dynamic Asia Pacific ETF                                              $41
    First Trust RiverFront Dynamic Developed International ETF                                   $45
    First Trust RiverFront Dynamic Europe ETF                                                    $42
    First Trust RiverFront Dynamic Emerging Markets ETF                                          $10
    First Trust California Municipal High Income ETF                                              $0
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         Total                                                                                $2,540

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                     $2,257
    First Trust Tactical High Yield ETF                                                       $1,701
    First Trust Senior Loan Fund                                                                $887
    First Trust Enhanced Short Maturity ETF                                                     $571
    First Trust Strategic Income ETF                                                             $28
    First Trust Low Duration Opportunities ETF                                                  $300
    First Trust SSI Strategic Convertible Securities ETF                                          $9
    First Trust Heitman Global Prime Real Estate ETF                                              $2
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         Total                                                                                $5,755

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                        $11
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         Total                                                                                   $11

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi- Asset Diversified Income Index Fund                                                $1,422
    First Trust NASDAQ Technology Dividend Index Fund                                           $928
    International Multi-Asset Diversified Income Index Fund                                      $20
    First Trust High Income ETF                                                                  $13
    First Trust Low Beta Income ETF                                                               $6
    First Trust Rising Dividend Achievers ETF                                                    $49
    First Trust Dorsey Wright Focus 5 ETF                                                     $4,987
    First Trust RBA American Industrial Renaissance(R) ETF                                       $41
    First Trust RBA Quality Income ETF                                                           $36
    First Trust Dorsey Wright International Focus 5 ETF                                         $735
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                               $381
    First Trust Nasdaq Bank ETF                                                                   $6
    First Trust Nasdaq Food & Beverage ETF                                                        $3
    First Trust Nasdaq Oil & Gas ETF                                                              $3
    First Trust Nasdaq Pharmaceuticals ETF                                                        $3
    First Trust Nasdaq Retail ETF                                                                 $3
    First Trust Nasdaq Semiconductor ETF                                                          $4
    First Trust Nasdaq Transportation ETF                                                         $3
    Developed International Equity Select ETF                                                     $0
    Emerging Markets Equity Select ETF                                                            $0
    Large Cap US Equity Select ETF                                                                $0
    Mid Cap US Equity Select ETF                                                                  $0
    Small Cap US Equity Select ETF                                                                $0
    US Equity Dividend Select ETF                                                                 $0
------------------------------------------------------------------------------------ -------------------
         Total                                                                                $8,643

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                         $378
    First Trust Alternative Absolute Return Strategy ETF                                         $11
------------------------------------------------------------------------------------ -------------------
         Total                                                                                  $389

FIRST TRUST EXCHANGE-TRADED FUND VIII
    First Trust CEF Income Opportunity ETF                                                        $4
    First Trust Municipal CEF Income Opportunity ETF                                              $5
    First Trust Long/Short Currency Strategy ETF                                                  $0
    First Trust TCW Opportunistic Fixed Income ETF                                                $0
    EquityCompass Risk Manager ETF                                                                $0
    EquityCompass Tactical Risk Manager ETF                                                       $0
------------------------------------------------------------------------------------ -------------------
         Total                                                                                    $9

FIRST TRUST OPEN-END FUNDS
    First Trust Preferred Securities and Income Fund                                            $312
    First Trust/Confluence Small Cap Value Fund                                                  $14
    First Trust Short Duration High Income Fund                                                 $303
    First Trust AQA(R) Equity Fund                                                               $41
------------------------------------------------------------------------------------ -------------------
         Total                                                                                  $670

    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                $780
    First Trust Multi Income Allocation Portfolio                                                $28
    First Trust Dorsey Wright Tactical Core Portfolio                                            $17
------------------------------------------------------------------------------------ -------------------
         Total                                                                                  $825

FIRST TRUST ADVISORS L.P.                                                                    $45,809

FIRST TRUST PORTFOLIOS L.P.                                                                   $6,544

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         GRAND TOTAL                                                                        $130,881